SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 27, 1999





                       HOST MARRIOTT SERVICES CORPORATION




        DELAWARE                    1-14040                    52-193867
------------------------         ------------             ---------------------
(State of Incorporation)         (Commission                (I.R.S. Employer
                                 File Number)             Identification Number)




                              6600 ROCKLEDGE DRIVE
                            BETHESDA, MARYLAND 20817
                                (301) 380-7000











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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         None.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         None.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         None.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         None.

ITEM 5.  OTHER EVENTS.

         Press Release dated January 27, 1999 announcing fourth quarter 1998 earnings and containing forward-looking statements.

          On January 27, 1999, the Company held a conference call for investors and analysts that focused on 1998 earnings. During the conference call, the Company stated that it expects 1999 EPS, before the change in accounting for start-up costs, to range from $0.58 to $0.60 per diluted share. In addition, the impact of adopting SOP 98-5, "Reporting on the Costs of Start-Up Activities," during the first quarter of 1999 will result in a one-time, after-tax charge of approximately $0.7 million, or $0.02 per share, in the form of a cumulative effect of a change in accounting principle. The Company expects to spend $4.0 million in external costs to address Year 2000 issues in 1999 with an additional $0.5 million to be spent in 2001. The impact of incremental Year 2000 costs on 1999 EPS is expected to be $0.05 per share. The Year 2000 cost estimates do not include the potential costs to repair or replace non-information technology equipment that may be determined to be noncompliant. The EBITDA margin, excluding Year 2000 costs, is expected to improve in 1999 due primarily to a recovery from the Northwest pilots strike that occured in 1998. Capital investments in 1999 are forecasted at approximately $125.0 million, of which approximately $35.0 million will be in new markets.

         The statements described above and made during the conference call concerning the Company's outlook for 1999, the growth in total revenues and earnings per diluted share for 1999, projected enplanement growth rates, economic growth forecasts and similar statements concerning events and expectations that are not historical facts are "forward-looking statements" within the meaning of federal securities laws. These forward-looking statements are subject to numerous risks and uncertainties, including the effects of seasonality, airline and tollroad industry fundamentals, general economic conditions (including the current economic downturn in Asia), the potential adverse impact of the Year 2000 issue on operations, competitive forces within the food, beverage and retail concessions industries, and the availability of cash flow to fund future capital expenditures. Forward-looking statements are inherently uncertain, and investors must recognize that actual results could differ materially from those expressed or implied by the statements. A detailed discussion of these risks and uncertainties is contained in the company's 1997 Annual Report on Form 10-K filed with the Securities and Exchange Commission.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         None.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         None.

ITEM 8.  CHANGE IN FISCAL YEAR.

         None.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       HOST MARRIOTT SERVICES CORPORATION


   JANUARY 27, 1999                          /S/ BRIAN W. BETHERS
---------------------         --------------------------------------------------
         Date                                  Brian W. Bethers
                               Senior Vice President and Chief Financial Officer








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